Exhibit 32.2

Certification of CFO Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 302 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of JER Investors Trust Inc. (the “Company”) for the annual period ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), J. Michael McGillis, as Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

/s/ J. MICHAEL MCGILLIS
Date: December 17, 2010	Name:	J. Michael McGillis
	Title:	Chief Financial Officer